Q1 2025 Investor Presentation April 2025

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws, which reflect our current expectations and beliefs with respect to, among other things, future events and our financial performance. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. This may be especially true given recent events and trends in the banking industry. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the dates made, we cannot give any assurance that such expectations will prove correct and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in other SEC filings under the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. These statements are often, but not always, made through the use of words or phrases such as “may,” “can,” “should,” “could,” “to be,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “likely,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would” and “outlook,” or the negative version of those words or other similar words or phrases of a future or forward-looking nature. Forward-looking statements appear in a number of places in this presentation and may include statements about business strategy and prospects for growth, operations, ability to pay dividends, competition, regulation and general economic conditions. Important Notices and Disclaimers Non-GAAP Financial Measures In addition to reporting GAAP results, the Company reports non-GAAP financial measures in this presentation and other disclosures. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our performance. While we believe that these non-GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies. For a reconciliation of the non-GAAP measures we use to the most comparable GAAP measures, see the Appendix to this presentation. 2 |

3 | Source: Company Documents; financial data as of the three months ended 3/31/25 unless otherwise noted 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Annualized Q1 ‘25 Financial Highlights Southern States Bancshares (Nasdaq: SSBK) was founded in August 2007 and priced its IPO on August 11, 2021 History of solid growth, top-tier profitability and a strong credit culture Bifurcated expansion strategy primarily through organic growth and limited, disciplined M&A Focused on being a dominant bank in our smaller markets and a competitive player in the larger metropolitan areas Diversified loan portfolio complemented by lower-cost, core funding base Assets ($B): $2.9 Quarterly Asset Growth2: 0.4% NPLs / Loans: 0.32% Core Net Income1 ($M): $10.3 Gross Loans ($B): $2.3 Quarterly Loan Growth2: 6.1% ACL / Loans: 1.28% Core ROAA1: 1.47% Deposits ($B): $2.4 Quarterly Deposit Growth2: 2.4% NCOs / Avg. Loans: 0.04% NIM: 3.75% Loans / Deposits: 93.17% Quarterly Deposit Excluding Brokered Growth2: 0.3% TCE / TA1: 8.84% Core Efficiency Ratio1: 46.42% Overview of Southern States Bancshares, Inc.

4 | On March 31, Southern States Bancshares entered into a definitive merger agreement to merge with FB Financial (NYSE:FBK) Southern States’ shareholders will receive 0.800 shares of FB Financial common stock for each share of Southern States stock The combined company will be well positioned to capitalize on talent and financial strength with an enhanced presence in exceptional markets Based on FB Financial’s closing stock price of $47.05 per share as of March 28, 2025, the implied transaction value is approximately $37.64 per Southern States share, or $381 million, in the aggregate The merger is expected to close late in the third quarter or early in the fourth quarter of 2025 Recent News – SSBK Merger with FB Financial

5 | Branches (15) Legend Huntsville Birmingham Montgomery Columbus Atlanta Alabama Georgia 65 85 75 Anniston Auburn 20 85 75 85 65 65 59 Tuscaloosa LPOs (2) Mobile Savannah Macon Valdosta Augusta Dominant Bank in Small Market; Competitive Player in Large Metropolitan Areas

Robust Market Dynamics

Market Highlights

Atlanta, GA

- 8th largest Metro Area in the USA
- Ranked 10th largest economy in the country
- Ranked 13th Best Places for Business and Careers by Forbes
- 17 Fortune 500 companies headquartered in Atlanta

Birmingham, AL

- Largest market in Alabama, supported by strong steel, biotechnology, and banking industries
- Ranked 2nd best US city for job seekers by MoneyGeek
- University of Alabama Birmingham serves as an international leader in medicine and dentistry

Huntsville, AL

- Voted best place to live in the country by US News
- Highest concentration of engineers in the US
- Ranked #1 best city for STEM workers by Livability
- Home of the Redstone Arsenal which includes the U.S. Space and Rocket Center, NASA's Marshall Space Flight Center, and the U.S. Army Aviation and Missile Command

Auburn / Opelika, AL

- Auburn University contributes $5.6 billion annually and 27,000 jobs to the Alabama economy
- Named top-five growth city in America by U-Haul
- High-tech manufacturing and industrial hub for companies like Kia Motors, Hanwha Cimarron, and Niagara Bottling

Columbus, GA

- Fort Benning Military Base
  - U.S. Army Infantry and Armor Training Post
  - Columbus Chamber of Commerce estimates annual economic impact of $4.8 billion
- Major companies headquartered include Aflac and Total Systems Services, Inc.
- Contains seven colleges and universities, with 83,000 students pursuing degrees in higher education

'28 Projected Median HHI ($M)



$62.3
$69.2
$72.8
$88.1
$93.1
$70.7
$83.3
Columbus MSA
Auburn-Opelika MSA
Birmingham MSA
Huntsville MSA
Atlanta MSA
Southeast Average
National Average

'23 - '28 Projected Population Growth (%)



1.6%
1.9%
4.7%
5.9%
6.6%
3.2%
2.1%
Birmingham MSA
Columbus MSA
Atlanta MSA
Huntsville MSA
Auburn-Opelika MSA
Southeast Average
National Average

Major Employers

Source: U.S. Bureau of Labor Statistics; S&P Global Market Intelligence; Fortune; Forbes; Money.com; moneygeek.com; Business Facilities; USA Today; Livability,com; US News; Auburn.edu; Columbus, Georgia Economic Development
Note: Southeast defined as AL, AR, FL. GA, KY, LA, MS, NC. SC, TN, VA, and WV

6 |

SOUTHERN STATES BANCSHARES, INC.

Quarterly Financial Highlights

Profitability[1]	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Net Income	$8,119	$8,198	$7,353	$11,198	$10,351
Core Net Income	$8,128	$9,058	$8,675	$10,484	$10,334
ROAA	1.33%	1.29%	1.05%	1.55%	1.48%
Core ROAA	1.34%	1.43%	1.24%	1.45%	1.47%
ROAE	14.87%	14.55%	11.89%	16.13%	14.67%
ROATCE	16.17%	15.79%	13.35%	18.87%	17.19%
Core ROATCE	16.19%	17.44%	15.74%	17.67%	17.16%
Net Interest Margin	3.59%	3.56%	3.65%	3.66%	3.75%
Net Interest Margin - FTE	3.60%	3.57%	3.66%	3.67%	3.76%
Efficiency Ratio	46.90%	49.78%	52.79%	46.67%	46.42%
Core Efficiency Ratio	46.90%	44.75%	46.96%	47.78%	46.42%

Balance Sheet	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Total Assets	$2,510,975	$2,572,011	$2,841,440	$2,848,254	$2,851,145
Total Loans	$1,965,149	$2,015,434	$2,199,211	$2,226,569	$2,260,036
Total Deposits	$2,109,798	$2,175,678	$2,420,546	$2,411,297	$2,425,631
Loans / Deposits	93.14%	92.63%	90.86%	92.34%	93.17%
TCE / Tangible Assets	8.23%	8.34%	8.25%	8.47%	8.84%
Avg. Cost of Deposits	3.12%	3.27%	3.19%	2.96%	2.80%
Annualized Loan Growth	17.2%	10.3%	36.3%	4.9%	6.1%
Avg. Yield on Loans	7.06%	7.17%	7.21%	7.03%	6.93%
NPL / Gross Loans	0.17%	0.19%	0.36%	0.29%	0.32%
NCOs / Avg. Loans	0.10%	0.08%	0.07%	(0.04)%	0.04%
Loss Provision / Avg. Loans	0.26%	0.22%	0.48%	0.01%	0.14%

Per Share Data[1]	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Share Price	$25.92	$27.14	$30.73	$33.31	$35.75
Tangible Book Value	$23.07	$23.91	$23.38	$24.04	$25.04
Price / Tangible Book Value	1.1x	1.1x	1.3x	1.4x	1.4x
Cash Dividend per Common Share	$0.09	$0.09	$0.09	$0.09	$0.09
Basic EPS	$0.91	$0.91	$0.76	$1.13	$1.04
Diluted EPS	$0.90	$0.90	$0.76	$1.11	$1.03
Core Diluted EPS	$0.90	$1.00	$0.89	$1.04	$1.03

Source: Company Documents; data as of 3/31/25

1. Please refer to non-U.S. GAAP reconciliation in the appendix

7 |

SOUTHERN STATES BANCSHARES, INC.

8 | Net Income & EPS Source: Company Documents; data as of 3/31/25 Net Income (D ol la rs in t ho us an ds ) Net Income & EPS Net income for Q1 2025 of $10.4 million, or $1.04 per share and $1.03 per diluted share Key Earnings Ratios 16.17% 15.79% 13.35% 18.87% 17.19%16.19% 17.44% 15.74% 17.67% 17.16% 12.0% 13.5% 15.0% 16.5% 18.0% 19.5% 1Q24 2Q24 3Q24 4Q24 1Q25 ROATCE Core ROATCE $8,119 $8,198 $7,353 $11,198 $10,351 $8,128 $9,058 $8,675 $10,484 $10,334 $0.90 $0.90 $0.76 $1.11 $1.03 $0.90 $1.00 $0.89 $1.04 $1.03 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 130.0% 140.0% 150.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 1Q24 2Q24 3Q24 4Q24 1Q25 Net Income Core Net Income Diluted EPS Core Diluted EPS Core Net income for Q1 2025 of $10.3 million, or $1.03 per diluted share 1.33% 1.29% 1.05% 1.55% 1.48% 1.34% 1.43% 1.24% 1.45% 1.47% 1.0% 1.1% 1.3% 1.4% 1.6% 1.7% 1Q24 2Q24 3Q24 4Q24 1Q25 ROAA Core ROAA

$17.9 $19.4 $20.8 $19.9 $18.3 $38.7 $41.0 $44.0 $45.0 $43.2 1Q24 2Q24 3Q24 4Q24 1Q25 Interest Expense Interest Income 9 | Source: Company Documents; data as of 3/31/25 Net Interest Income and Net Interest Margin Net Interest Income Net Interest Margin (D ol la rs in m ill io ns ) $24.9 $20.8 $21.6 $24.2 3.59% 3.56% 3.65% 3.66% 3.75% 7.06% 7.17% 7.21% 7.03% 6.93% 3.27% 3.41% 3.31% 3.09% 2.93% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 3.90% 1Q24 2Q24 3Q24 4Q24 1Q25 Net Interest Margin Yield on Loans Cost of Funds $25.1

10 | Noninterest Expense Noninterest Expense and Efficiency (D ol la rs in t ho us an ds ) Noninterest Expense $10,375 $11,411 $13,687 $13,074 $12,306 $10,375 $10,259 $12,176 $12,835 $12,306 46.9% 49.8% 52.8% 46.7% 46.4% 46.9% 44.8% 47.0% 47.8% 46.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 1Q24 2Q24 3Q24 4Q24 1Q25 NIE Core NIE Efficiency Core Efficiency Core noninterest expense continues to be managed prudently and controlled with discipline Core efficiency remains low and is being driven by meaningful improvements Noninterest Expense Composition 56% 7% 7% 3% 27% Salaries and employee benefits Equipment and occupancy Data processing Regulatory assessments Other operating expenses Source: Company Documents; data as of 3/31/25

$394.1 $432.1 $501.8 $504.5 $491.1 $291.0 $288.3 $194.2 $150.0 $162.5 $416.7 $416.1 $546.3 $575.3 $533.2 $88.4 $82.8 $96.8 $90.2 $96.0 $885.7 $923.9 $1,027.9 $1,038.8 $1,088.0 $33.9 $32.5 $53.6 $52.5 $54.8 $2,109.8 $2,175.7 $2,420.5 $2,411.3 $2,425.6 1Q24 2Q24 3Q24 4Q24 1Q25 Time Deposits Brokered Deposits Noninterest-bearing Checking Interest-bearing Checking Money Market Savings (D ol la rs in m ill io ns ) 11 | Deposit Type Composition % Average Balance Commercial 54% $116.2 Retail 46% $43.3 Deposit Portfolio Deposits by Type - $2.4B Account Composition1 Deposit Composition 20% 7% 22% 4% 45% 2%Time Deposits Brokered Deposits Noninterest-bearing Checking Interest-bearing Checking Money Market Savings Uninsured Deposits to Total Deposits2 31.33% Source: Company Documents; financial data as of the three months ended 3/31/25 unless otherwise noted 1. Excludes brokered deposits; dollars in thousands 2. Ratio includes accrued interest on deposits

12 | Loan Portfolio Gross Loans by Type1 - $2.3B 30% 29% 15% 11% 14% 1%Owner-Occupied CRE Nonowner-Occupied CRE Commercial & Industrial Construction & Development Residential Consumer & Other Interest Rate: Fixed 46% Variable 54% Loan Composition Concentration Highlights $605.1 $628.1 $680.7 $696.5 $688.4 $577.5 $594.6 $663.9 $655.5 $667.7 $288.7 $297.5 $310.5 $315.9 $333.8 $252.9 $242.6 $245.3 $238.6 $247.3$238.7 $249.5 $293.2 $315.1 $318.0 $8.5 $9.6 $12.1 $11.6 $11.5 $1,971.4 $2,021.9 $2,205.7 $2,233.2 $2,266.7 1Q24 2Q24 3Q24 4Q24 1Q25 Owner-Occupied CRE Nonowner-Occupied CRE Commercial & Industrial Construction & Development Residential Consumer & Other (D ol la rs in m ill io ns ) Loan Type Total Office Buildings $220.6 Hotels / Motels $215.6 Industrial Warehouse / Heavy Manufacturing $194.0 Convenience Stores $162.2 Multi-Family (5+) $145.0 Retail Warehouse / Light Manufacturing $123.5 Commercial Retail Building $110.0 Source: Company Documents; financial data as of the three months ended 3/31/25 unless otherwise noted 1. Excludes deferred/unearned fees

13 | Office Building Loan Portfolio Office Building Loans $220.6M $80.7 $82.7 $88.8 $92.3 $95.3 $112.3 $113.9 $120.8 $115.2 $121.1 $5.2 $8.1 $6.3 $5.5 $4.2 $198.2 $204.7 $215.9 $213.0 $220.6 0 50 100 150 200 1Q24 2Q24 3Q24 4Q24 1Q25 Owner-Occupied CRE Nonowner-Occupied CRE Construction & Development Office Building Type # of Stories Total Six Stories 2 Five stories 1 Four stories 5 Three stories 7 One & two stories 247 (D ol la rs in m ill io ns ) 212 40 7 3 <$1 Million $1-$5 Million $5-$10 Million >$10 Million Geographic Comp: Alabama 24% Georgia 72% Other States 4% Office Building Loans Source: Company Documents; data as of 3/31/25

$1,210 $3,479 $3,817 $7,901 $6,533 $7,175 0.05% 0.14% 0.15% 0.28% 0.23% 0.25% -0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% -$500 $500 $1,500 $2,500 $3,500 $4,500 $5,500 $6,500 $7,500 $8,500 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Nonperforming Assets NPAs/Total Assets (D ol la rs in m ill io ns ) 14 | Allowance and NCOs Asset Quality Nonperforming Assets 1.28% 1.28% 1.28% 1.27% 1.28% 0.10% 0.08% 0.07% -0.04% 0.04% -0.30% -0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.10% 1.15% 1.20% 1.25% 1.30% 1Q24 2Q24 3Q24 4Q24 1Q25 Allowance/Loans NCOs/Average Loans Source: Company Documents; data as of 3/31/25

15 | Risk-Based Capital & Leverage Ratios Capital Tangible Book Value & Stock Price $25.92 $27.14 $30.73 $33.31 $35.75 $23.07 $23.91 $23.38 $24.04 $25.04 0.00 6.00 12.00 18.00 24.00 30.00 36.00 42.00 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 40.00 1Q24 2Q24 3Q24 4Q24 1Q25 Stock price Tangible Book Value 1.1X 1.1X 1.3X 1.4X 1.4X 9.39% 9.54% 9.36% 9.84% 10.18% 14.42% 14.50% 14.18% 14.73% 15.06% 8.79% 8.72% 8.64% 8.67% 9.14% 7.0% 9.0% 11.0% 13.0% 15.0% 17.0% 1Q24 2Q24 3Q24 4Q24 1Q25 CET1/Tier 1 Capital Total Capital Leverage Other Capital Ratios 1Q24 2Q24 3Q24 4Q24 1Q25 Total Equity to Total Assets 8.88% 8.97% 9.55% 9.82% 10.18% Tangible Common Equity to Tangible Assets 8.23% 8.34% 8.25% 8.47% 8.84% Cash Dividend per Common Share $0.09 $0.09 $0.09 $0.09 $0.09 Source: Company Documents; data as of 3/31/25

$840 $1,030 $1,250 $1,587 $1,885 $2,227 $2,260 2019 2020 2021 2022 2023 2024 1Q25 $951 $1,140 $1,556 $1,721 $2,018 $2,411 $2,426 2019 2020 2021 2022 2023 2024 1Q25 $1,095 $1,333 $1,783 $2,045 $2,447 $2,849 $2,851 2019 2020 2021 2022 2023 2024 1Q25 Total Deposits ($M) Total Loans ($M) $5.6 $12.1 $18.6 $27.1 $32.0 $34.9 $10.4 $1.18 $1.56 $2.23 $3.02 $3.53 $3.67 $1.03 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2019 2020 2021 2022 2023 2024 1Q25 Net Income Diluted EPS 16 | Growth History Total Assets ($M) Net Income ($M) Source: Company Documents; data as of 3/31/25

Appendix 17 |

18 | Non-GAAP Financial Measures Reconciliations March 31, December 31, March 31, 2025 2024 2024 Net income $10,351 $11,198 $8,119 Add: Professional fees related to ERC — 236 — Add: Net OREO gains — 3 — Less: Employee retention related revenue — 1,154 — Less: Net gain (loss) on securities 23 25 (12) Less: Tax effect (6) (226) 3 Core net income $10,334 $10,484 $8,128 Average assets $2,841,513 $2,875,981 $2,447,278 Core return on average assets 1.47% 1.45% 1.34% Three Months Ended

19 | Non-GAAP Financial Measures Reconciliations March 31, December 31, March 31, 2025 2024 2024 Net income $10,351 $11,198 $8,119 Add: Professional fees related to ERC — 236 — Add: Net OREO gains — 3 — Add: Provision for credit losses 775 72 1,236 Less: Employee retention related revenue — 1,154 — Less: Net gain (loss) on securities 23 25 (12) Add: Income taxes 3,100 3,696 2,377 Pretax pre-provision core net income $14,203 $14,026 $11,744 Average assets $2,841,513 $2,875,981 $2,447,278 Pretax pre-provision core return on average assets 2.03% 1.94% 1.93% Three Months Ended

20 | Non-GAAP Financial Measures Reconciliations 1. Assumes a 24.0% tax rate March 31, December 31, March 31, 2025 2024 2024 Net interest income $24,879 $25,050 $20,839 Add: Fully-taxable equivalent adjustments(1) 62 66 73 Net interest income - FTE $24,941 $25,116 $20,912 Net interest margin 3.75% 3.66% 3.59% Effect of fully-taxable equivalent adjustments(1) 0.01% 0.01% 0.01% Net interest margin - FTE 3.76% 3.67% 3.60% Total stockholders' equity $290,184 $279,889 $222,881 Less: Intangible assets 41,715 42,115 17,679 Tangible common equity $248,469 $237,774 $205,202 (1) Assumes a 24.0% tax rate. Three Months Ended

21 | Non-GAAP Financial Measures Reconciliations March 31, December 31, March 31, 2025 2024 2024 Core net income $10,334 $10,484 $8,128 Diluted weighted average shares outstanding 10,072,329 10,061,735 9,043,122 Diluted core earnings per share $1.03 $1.04 $0.90 Common shares outstanding at year or period end 9,922,180 9,889,260 8,894,794 Tangible book value per share $25.04 $24.04 $23.07 Total assets at end of period $2,851,145 $2,848,254 $2,510,975 Less: Intangible assets 41,715 42,115 17,679 Adjusted assets at end of period $2,809,430 $2,806,139 $2,493,296 Tangible common equity to tangible assets 8.84% 8.47% 8.23% Total average shareholders equity $286,126 $276,250 $219,622 Less: Average intangible assets 41,957 40,177 17,730 Average tangible common equity $244,169 $236,073 $201,892 Net income to common shareholders $10,351 $11,198 $8,119 Return on average tangible common equity 17.19% 18.87% 16.17% Average tangible common equity $244,169 $236,073 $201,892 Core net income $10,334 $10,484 $8,128 Core return on average tangible common equity 17.16% 17.67% 16.19% Three Months Ended

22 | Non-GAAP Financial Measures Reconciliations March 31, December 31, March 31, 2025 2024 2024 Net interest income $24,879 $25,050 $20,839 Add: Noninterest income 1,653 2,990 1,268 Less: Employee retention related revenue — 1,154 — Less: Net gain (loss) on securities 23 25 (12) Operating revenue $26,509 $26,861 $22,119 Expenses: Total noninterest expense $12,306 $13,074 $10,375 Less: Professional fees related to ERC — 236 — Less: Net OREO gains — 3 — Adjusted noninterest expenses $12,306 $12,835 $10,375 Core efficiency ratio 46.42% 47.78% 46.90% Three Months Ended